EXHIBIT 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below shall have the same meaning as terms defined and included elsewhere in the Combined Company’s (as defined below) Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 10, 2026 (the “Form 8-K”).

On July 10, 2026 (the “Closing Date”), SUIC Worldwide Holdings Ltd., a Nevada Corporation (“SUIC”), executed a definitive share exchange agreement and completed the acquisition of a 51% controlling interest in Vision Renu Corporation, a Taiwan corporation (“Vision Renu”). The transaction was structured entirely as an equity-for-equity exchange. As sole consideration for the 51% controlling stake, the Company issued 30,000,000 shares of its common stock, par value $0.001 per share, to the selling shareholders of Vision Renu.

On the Closing Date, SUIC issued an aggregate of 30,000,000 shares of SUIC’s common stock (“SUIC Common Stock”) to Vision Renu stockholders.

The accompanying unaudited pro forma condensed combined balance sheet six months ended June 30, 2026 combines the historical consolidated balance sheets of SUIC and Vision Renu, giving effect to the merger as if it had been completed on June 30, 2026. The unaudited pro forma condensed combined income statement six months ended June 30, 2026 combines the historical consolidated income statements of SUIC and Vision Renu, giving effect to the merger as if it had been completed on January 1, 2026.

The following unaudited pro forma condensed combined balance sheet combines the historical balance sheets of SUIC and Vision Renu six months ended June 30, 2026 and depicts the accounting of the transactions prepared pursuant to Article 11 of Regulation S-X (the “pro forma balance sheet transaction accounting adjustments”). The unaudited pro forma condensed combined statements of operations as of for SUIC and Vision Renu combine the historical results of SUIC and Vision Renu for the period and depict the pro forma transaction accounting adjustments assuming that those adjustments were made as of January 1, 2025 (the “pro forma statements of operations transaction accounting adjustments”). Collectively, the pro forma balance sheet transaction accounting adjustments and the pro forma statements of operations transaction accounting adjustments are referred to as the “transaction accounting adjustments” or “pro forma adjustments.”

The unaudited pro forma condensed combined financial information and related notes have been derived from and should be read in conjunction with:

•	the historical audited financial statements of SUIC six months ended June 30, 2026, and the related notes included in the Form 10-K filed with the SEC.

•	the historical audited financial statements of Vision Renu six months ended June 30, 2026, and the related notes; and

The unaudited pro forma condensed combined financial information is based on the assumptions and pro forma adjustments that are described in the accompanying notes. The pro forma adjustments are preliminary, subject to further revision as additional information becomes available and additional analyses are performed, including, but not limited to, additional financing and additional direct and incremental offering costs. Adjustments have been made solely for the purpose of providing unaudited pro forma condensed combined financial information. Differences between these preliminary estimates and the final accounting may occur and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information does not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies or other savings or expenses that may be associated with the integration of the two companies. The unaudited pro forma condensed combined financial information is not necessarily indicative of the financial position or results of operations in the future periods or the result that actually would have been realized had SUIC and Vision Renu been a combined organization during the specified periods. The actual results reported in periods following the merger may differ significantly from those reflected in the unaudited condensed combined pro forma financial information presented herein for a number of reasons, including, but not limited to, differences in the assumptions used to prepare this unaudited pro forma condensed combined financial information.

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UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF JUNE 30, 2026

	Historical
	SUIC Worldwide Holdings Ltd.	Vision Renu Corporation	Transaction Accounting Adjustments	Note 4	Pro Forma Combined
Assets:
Current assets:
Cash and cash equivalents	$2,987	$121,434	—		$124,421
Notes and Accounts receivable	—	3,987	—		3,987
Accounts receivable-related parties	—	93,272	—		93,272
Inventories	—	100,664	—		100,664
Prepaid income tax	—	68	—		68
Other receivables-related parties	—	44,327	—		44,327
Other current assets	—	31,239	—		31,239
Total current assets	2,987	394,991			397,978
Financial Assets at FV OCI	—	1,515,948	—		1,515,948
Property, Plant and Equipment	—	102,402	—		102,402
Other receivables-related parties	—	—	—		—
Other loan receivables	1,231	—			1,231
Other Non-current Financial Assets Total non-current assets	—	20,728	—		20,728
Goodwill	—	—	48,312,010		48,312,010
Investment in Subsidiary
Total non-current assets	1,231	1,639,078	48,312,010		49,952,318
Total assets	$4,218	$2,034,068	$48,312,010		$50,350,297
Liabilities and Stockholders’ Equity:
Current liabilities
Credit Card payable	$33,469	$—	$—		$33,469
Accounts payable	3,314	3,205	—		6,519
Accrued interest payable	137,680	—	—		137,680
Other accrued expenses payable	1,250	43,695	—		44,945
Short term debt	122,259	63,633	—		185,893
Loan payables- others	259,445	—	—		259,445
Other payables- related party	76,000	—	—		76,000
Unearned Revenue	—	26,113	—		26,113
Other current liabilities	—	497	—		497
Total current liabilities	633,418	137,143	—		770,560
Non-current liabilities
Convertible promissory note	231,700	—	—		231,700
Long term- Bank loans	—	94,001	—		94,001
Guarantee deposit received	—	573	—		573
Non-current Equity-method Liability	—	114,361	—		114,361
Total non-current liabilities	231,700	208,935	—		440,635
Total liabilities	865,118	346,078	—		1,211,196
Stockholders’ equity (deficit):
SUIC common stock	50,647	—	30,000	A	80,647
Vision Renu common stock	—	5,732,164	(5,732,164)	B	—
Additional paid-in capital SUIC	1,765,118	—	25,470,000	C	27,235,118
Additional paid-in capital Vision Renu	—	781,991	(781,991)	B	—
Accumulated Deficit SUIC	(2,676,665)	—	—		(2,676,665)
Accumulated Deficit Vision Renu	—	(4,422,186)	4,422,186	B	—
Net income or loss for current period-Vision Renu	—	(130,721)	130,721	B	—
Other Equity	—	(273,257)	273,257	B	—
Non-Controlling Interest 49%	—	—	24,500,000	D	24,500,000
Total stockholders’ equity (deficit)	(860,900)	1,687,990	48,312,010		49,139,101
Total liabilities and stockholders’ equity (deficit)	$4,218	$2,034,068	$48,312,010		$50,350,297

See accompanying notes to the unaudited pro forma condensed combined financial statements.

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2026

	Historical
	SUIC Worldwide Holdings Ltd.	Vision Renu Corporation	Transaction Accounting Adjustments	Note 5	Pro Forma Combined
Revenues	$20,000	108,847	—		128,847
Cost of Goods Sold and Services	10,000	32,436	—		42,436
Gross Profit	10,000	76,411	—		86,411
Operating expenses:
Sales and administrative	27,388	205,279	—		232,667
Research and development	—	30,532	—		30,532
Total operating expenses	27,388	235,812	—		263,199
Loss from operations	(17,388)	(159,400)	—		(176,788)
Non-Operating Income and Expenses
Other income	—	29,713	—		29,713
Other gains and (losses)	—	(1,298)	—		(1,298)
Interest Expense - related party loans	(9,256)	—	—		(9,256)
Interest Expense -others	(3,592)	—	—		(3,592)
Finance cost	—	(826)	—		(826)
Total Non-Operating Income and Expenses	(12,848)	27,589	—		14,741
Loss from continuing operations before income taxes	(30,236)	(131,811)	—		(162,048)
Less: NCI Share of Loss (49%)	—	—	64,588	E	64,588
Less: Income Tax expense	—	—	—		—
Pro Forma Net Loss Attributable to SUIC	$(30,236)	$(131,811)	$64,588		$(97,460)

Weighted average common shares outstanding, basic and diluted	50,646,938		30,000,000		80,646,938
Net loss per share attributable to common stockholders, basic and diluted	$(0.00060)			F	$(0.00121)

See accompanying notes to the unaudited pro forma condensed combined financial statements.

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1. Description of the Merger

On July 10, 2026 (the “Closing Date”), SUIC Worldwide Holdings Ltd., a Nevada Corporation (“SUIC”), executed a definitive share exchange agreement and completed the acquisition of a 51% controlling interest in Vision Renu Corporation, a Taiwan corporation (“Vision Renu”). The transaction was structured entirely as an equity-for-equity exchange. As sole consideration for the 51% controlling stake, the Company issued 30,000,000 shares of its common stock, par value $0.001 per share, to the selling shareholders of Vision Renu.

On the Closing Date, SUIC issued an aggregate of 30,000,000 shares of SUIC’s common stock (“SUIC Common Stock”) to Vision Renu stockholders.

Note 2. Basis of Presentation

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended. The adjustments presented in the unaudited pro forma condensed combined financial information have been identified and presented to provide relevant information necessary for an understanding of the Combined Company upon consummation of the Merger. The unaudited pro forma condensed combined statement of operations data as of June 30, 2026 give effect to the Merger as if it had been consummated on January 1, 2025. The unaudited pro forma condensed combined balance sheet as of June 30, 2026 gives effect to the Merger and combines the historical balance sheets of SUIC and Vision Renu as if the Merger had been consummated as of such date.

The unaudited pro forma condensed combined financial information is based on the assumptions and adjustments that are described in the accompanying notes. Accordingly, the pro forma adjustments are preliminary, subject to further revision as additional information becomes available and additional analyses are performed and have been made solely for the purpose of providing unaudited pro forma condensed combined financial information. Differences between these preliminary accounting conclusions and estimates and the final accounting conclusions and amounts may occur, and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial information and the Combined Company’s future results of operations and financial position.

The unaudited pro forma condensed combined financial information does not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies or other savings or expenses that may be associated with the integration of the two companies. The unaudited pro forma condensed combined financial information is not necessarily indicative of the financial position or results of operations in the future periods or the result that actually would have been realized had SUIC and Vision Renu been a combined organization during the specified periods. The actual results reported in periods following the Merger may differ significantly from those reflected in the unaudited condensed combined pro forma financial information presented herein for a number of reasons, including, but not limited to, differences in the assumptions used to prepare this unaudited pro forma condensed combined financial information.

Note 3. Accounting for the Merger

The unaudited pro forma condensed combined financial information gives effect to the Merger, which is accounted for under U.S. GAAP as an in-substance reverse recapitalization of Vision Renu by SUIC, as the transaction is, in essence, the issuance of equity for Vision Renu’s net assets, which primarily consists of receivables and other current assets. Under this method of accounting, SUIC is considered the accounting acquirer for financial reporting purposes.

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Note 4. Transaction Accounting Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2026.

The Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2026, reflects the following adjustments to give effect to the acquisition of the 51% controlling interest in Vision Renu Corporation (“Vision Renu”) as if it had occurred on June 30, 2026

[A]

Represents the step-up adjustment to establish purchase price allocation goodwill and identifiable intangible assets under the acquisition method of accounting (ASC 805). The total implied enterprise valuation of Vision Renu is $50,000,000, derived from the $25,500,000 contract value of 30,000,000 newly issued parent shares evaluated at the transaction date closing market price of $0.85 per share, divided by the 51% acquired controlling interest. The step-up represents the residual allocation value after subtracting Vision Renu’s historical book assets ($2,034,068).

[B]

Represents the standard consolidation adjustments required under US GAAP to completely eliminate SUIC’s initial historical par-value investment placeholder asset ($30,000.00) against 100% of Vision Renu’s pre-acquisition equity lines (including Common Stock, APIC, Retained Earnings, and Other Equity accounts) to neutralize pre-combination historical tracking structures upon consolidated presentation.

Adjustment (B) – Elimination of Vision Renu Historical Equity

Reflects the mandatory elimination of Vision Renu’s pre-acquisition historical equity balances under acquisition accounting rules. This eliminates:

•	Vision Renu Common Stock: ($5,732,165)
•	Vision Renu Additional Paid-in Capital (APIC): ($781,991)
•	Vision Renu Accumulated Deficit: $4,422,186
•	Vision Renu Other Equity components: $273,257

[C]

Records the capital restructuring generated by the formal equity issuance to Vision Renu’s selling shareholders. Common Stock is credited for $30,000.00 to reflect 30,000,000 new shares at the official $0.001 par value, and Additional Paid-In Capital (APIC) is credited for $25,470,000.00 to capture the remaining transaction value premium ($25,500,000.00 contract fair value less the par distribution).

[D]

Reflects the initial setup of the 49% Non-Controlling Interest (NCI) pool belonging to the outside minority owners of Vision Renu, measured as a residual share of total target equity required to bring the right side of the balance sheet into equilibrium with the asset base after absorbing Vision Renu’s historical liabilities.

Adjustment (D) reflects the recognition of the 49% Non-Controlling Interest (NCI) in Vision Renu Corporation. This credit balance represents the portion of equity and comprehensive operations not owned by SUIC Worldwide Holdings Ltd.

•	Initial Valuation Setup: In accordance with ASC 805 (Business Combinations), the NCI was initially established on a pro forma basis at its acquisition-date fair value of $24,266,589 as of December 31, 2025.
•	Valuation Realignment: The subsequent shift to a flat $24,500,000 as of June 30, 2026, reflects a management realignment to fair value. This adjustment factors in the minority stockholders’ share of operational changes, currency translation fluctuations, and capital contributions during the subsequent six-month period.
•	Equity Classification: The $24,500,000 balance is presented as a separate, distinct line item within the consolidated Stockholders’ Equity section.

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Note 5. Transaction Accounting Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations as of June 30, 2026.

The Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2026, reflects the following updates to give effect to the transaction as if the 51% acquisition had closed on January 1, 2025:

[E]

Represents the extraction allocation of 49% of Vision Renu’s standalone annual net loss (-$131,811 × 49% = -$64,588), attributing the loss block to the outside non-controlling interest owners, thereby decreasing the final net loss concentration burdening SUIC’s equity pool. For the six months ended June 30, 2026, the 49% NCI share of Vision Renu Corporation’s standalone historical loss reduces the net loss attributable to SUIC Worldwide Holdings Ltd. common stockholders by $64,588.

[F]

Restructures the pro forma basic and diluted share denominator by incorporating the 30,000,000 newly issued conversion shares as if they were fully active and circulating since January 1, 2026. The share pool adjustments mitigate basic net loss concentrations, bringing pro forma EPS to $(0.00121) per share.

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